Victory Portfolios

Victory Floating Rate Fund

Class A, Class C, and Class Y

(the “Fund”)

Supplement dated September 27, 2024, to the

Summary Prospectus and Prospectus dated May 1, 2024, as supplemented

This Supplement is intended to highlight certain changes to the Summary Prospectus and Prospectus dated May 1, 2024, as supplemented. Please review these matters carefully.

As previously announced, Park Avenue Institutional Advisers LLC (“Park Avenue”) and portfolio manager Robert Simmons will no longer serve as the Fund’s sub-adviser and portfolio manager effective as of the close of business on October 3, 2024.

Appointment of Amundi Asset Management US, Inc. as Sub-Adviser to the Fund

On September 26, 2024, the Board of Trustees of the Fund (the “Board”) approved a new interim investment sub- advisory agreement (the “Interim Agreement”) between Victory Capital Management Inc. (“Victory Capital”) and Amundi Asset Management US, Inc. (“Amundi US”) in order to permit Amundi US to provide sub-advisory services to the Fund. The Interim Agreement has substantially similar terms as the investment sub-advisory agreement between Victory Capital and Park Avenue. The Interim Agreement will continue in effect for a term not longer than 150 days from October 4, 2024.

Jonathan Sharkey, Portfolio Manager and Senior Vice President of Amundi US, and Timothy J. Cassidy, Associate Portfolio Manager and Vice President of Amundi US, will serve as portfolio managers of the Fund.

On July 8, 2024, Victory Capital Holdings, Inc. (“VCTR”), the parent company of Victory Capital, entered into a Contribution Agreement with, among other parties, the parent company of Amundi US (the “Transaction”). Following the closing of the Transaction, Amundi US will become part of VCTR; Messrs. Sharkey and Cassidy will become employees of Victory Capital; and the Interim Agreement will terminate. Victory Capital will continue to serve as the Fund’s adviser uninterrupted.

Should the closing of the Transaction not occur within the 150-day term of the Interim Agreement, Victory Capital will consider other alternatives, including seeking the approval of shareholders of a new investment sub-advisory agreement.

Portfolio turnover in the near term may be higher than usual to the extent that the new sub-adviser adjusts the portfolio. When the Fund sells portfolio securities, the tax impact of the sales will depend on the difference between the price at which the portfolio securities are sold and the Fund’s basis in such portfolio securities. Any gain will be distributed to the Fund’s shareholders as either capital gain dividends (to the extent of net realized long-term capital gains) or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of the sale. Distributions associated with turning over the current portfolio are expected to be subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

To reflect these changes, the disclosure under the “Management of the Fund” section on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

Investment Adviser

Victory Capital Management Inc.

Investment Sub-Adviser

Amundi Asset Management US, Inc. (“Amundi US”)

Portfolio Management

	Title	Tenure with the Fund

Jonathan Sharkey	Portfolio Manager and Senior Vice President	Since October 2024
of Amundi US
Timothy J. Cassidy	Associate Portfolio Manager and Vice	Since October 2024
President of Amundi US

The disclosure under the subheading “The Sub-Adviser” under the section titled “Organization and Management of the Fund” on page 50 of the Prospectus is deleted and replaced with the following:

The Adviser has entered into an Interim Investment Sub-Advisory Agreement with Amundi US. Amundi US is responsible for the day-to-day investment management of the Victory Floating Rate Fund, which includes buying and selling securities and choosing broker-dealers. Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of June 30, 2024, Amundi had more than $2.3 trillion in assets under management worldwide. As of June 30, 2024, Amundi US (and its U.S. affiliates) had over $108 billion in assets under management. Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.

The disclosure referencing Robert Simmons under the subheading “Portfolio Management” under the section titled “Organization and Management of the Fund” on page 51 of the Prospectus is deleted and replaced with the following:

Day-to-day management of the Fund’s portfolio is the responsibility of Jonathan Sharkey and Timothy J. Cassidy, who are supported by the Amundi US fixed income team. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US’s affiliates.

Mr. Sharkey, a Senior Vice President, joined Amundi US in 2006. He has managed the Fund since October 2024.

Mr. Cassidy, a Vice President and Senior Credit Analyst, joined Amundi US in 2014. He has managed the Fund since October 2024.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (3863).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Portfolios

Victory Floating Rate Fund

Member Class

(the “Fund”)

Supplement dated September 27, 2024, to the

Summary Prospectus and Prospectus dated May 1, 2024, as supplemented

This Supplement is intended to highlight certain changes to the Summary Prospectus and Prospectus dated May 1, 2024, as supplemented. Please review these matters carefully.

As previously announced, Park Avenue Institutional Advisers LLC (“Park Avenue”) and portfolio manager Robert Simmons will no longer serve as the Fund’s sub-adviser and portfolio manager effective as of the close of business on October 3, 2024.

Appointment of Amundi Asset Management US, Inc. as Sub-Adviser to the Fund

On September 26, 2024, the Board of Trustees of the Fund (the “Board”) approved a new interim investment sub- advisory agreement (the “Interim Agreement”) between Victory Capital Management Inc. (“Victory Capital”) and Amundi Asset Management US, Inc. (“Amundi US”) in order to permit Amundi US to provide sub-advisory services to the Fund. The Interim Agreement has substantially similar terms as the investment sub-advisory agreement between Victory Capital and Park Avenue. The Interim Agreement will continue in effect for a term not longer than 150 days from October 4, 2024.

Jonathan Sharkey, Portfolio Manager and Senior Vice President of Amundi US, and Timothy J. Cassidy, Associate Portfolio Manager and Vice President of Amundi US, will serve as portfolio managers of the Fund.

On July 8, 2024, Victory Capital Holdings, Inc. (“VCTR”), the parent company of Victory Capital, entered into a Contribution Agreement with, among other parties, the parent company of Amundi US (the “Transaction”). Following the closing of the Transaction; Amundi US will become part of VCTR; Messrs. Sharkey and Cassidy will become employees of Victory Capital; and the Interim Agreement will terminate. Victory Capital will continue to serve as the Fund’s adviser uninterrupted.

Should the closing of the Transaction not occur within the 150-day term of the Interim Agreement, Victory Capital will consider other alternatives, including seeking the approval of shareholders of a new investment sub-advisory agreement.

Portfolio turnover in the near term may be higher than usual to the extent that the new sub-adviser adjusts the portfolio. When the Fund sells portfolio securities, the tax impact of the sales will depend on the difference between the price at which the portfolio securities are sold and the Fund’s basis in such portfolio securities. Any gain will be distributed to the Fund’s shareholders as either capital gain dividends (to the extent of net realized long-term capital gains) or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of the sale. Distributions associated with turning over the current portfolio are expected to be subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

To reflect these changes, the disclosure under the “Management of the Fund” section on page 7 is deleted in its entirety and replaced with the following:

Investment Adviser

Victory Capital Management Inc.

Investment Sub-Adviser

Amundi Asset Management US, Inc. (“Amundi US”)

Portfolio Management

	Title	Tenure with the Fund

Jonathan Sharkey	Portfolio Manager and Senior Vice President	Since October 2024
of Amundi US
Timothy J. Cassidy	Associate Portfolio Manager and Vice	Since October 2024
President of Amundi US

The disclosure under the subheading “The Sub-Adviser” under the section titled “Organization and Management of the Fund” on page 26 of the Prospectus is deleted and replaced with the following:

The Adviser has entered into an Interim Investment Sub-Advisory Agreement with Amundi US. Amundi US is responsible for the day-to-day investment management of the Victory Floating Rate Fund, which includes buying and selling securities and choosing broker-dealers. Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of June 30, 2024, Amundi had more than $2.3 trillion in assets under management worldwide. As of June 30, 2024, Amundi US (and its U.S. affiliates) had over $108 billion in assets under management. Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.

The disclosure referencing Robert Simmons under the subheading “Portfolio Management” under the section titled “Organization and Management of the Fund” on page 26 of the Prospectus is deleted and replaced with the following:

Day-to-day management of the Fund’s portfolio is the responsibility of Jonathan Sharkey and Timothy J. Cassidy, who are supported by the Amundi US fixed income team. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US’s affiliates.

Mr. Sharkey, a Senior Vice President, joined Amundi US in 2006. He has managed the Fund since October 2024.

Mr. Cassidy, a Vice President and Senior Credit Analyst, joined Amundi US in 2014. He has managed the Fund since October 2024.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (3863).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Portfolios

Victory High Yield Fund

Class A, Class C, Class R, and Class Y

(the “Fund”)

Supplement dated September 27, 2024, to the

Summary Prospectus and Prospectus dated May 1, 2024, as supplemented

This Supplement is intended to highlight certain changes to the Prospectus dated May 1, 2024, as supplemented. Please review these matters carefully.

Effective as of the close of business on October 3, 2024, Robert Simmons will no longer serve as the Fund’s Portfolio Manager and the members of Victory Capital’s Victory Income Investors investment franchise who will continue to manage the Fund are listed below.

To reflect these changes, the “Portfolio Management” table under the section titled “Management of the Fund” is deleted in its entirety and replaced with the following:

	Title	Tenure with the Fund
James F. Jackson, Jr. CFA	Co-Chief Investment Officer, Head of Fixed	September 2024
Income Portfolio Management, and Senior
Portfolio Manager
Kurt Daum, J.D.	Senior Portfolio Manager	September 2024
Jason Lincoln	Portfolio Manager and Senior Fixed Income	September 2024
Research Analyst

The disclosure referencing Robert Simmons under the subheading “Portfolio Management” under the section titled “Organization and Management of the Fund” on page 51 of the Prospectus is deleted and replaced with the following:

James F. Jackson, Jr., CFA, Co-Chief Investment Officer, Head of Fixed Income Portfolio Management, and Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since September 2024. Mr. Jackson has 24 years of investment management experience including 10 years with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan; B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Kurt Daum, J.D., Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since September 2024. Mr. Daum has 22 years of investment management experience including six years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.

Jason Lincoln, CFA, Portfolio Manager and Senior Fixed Income Research Analyst, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since September 2024. He has 16 years of investment management experience including six years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: MBA, Alvarez College of Business, University of Texas at San Antonio, and a B.A., University of Texas at Austin. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (3863).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Portfolios

Victory Floating Rate Fund

Class A, Class C, Class Y, and Member Class

Victory High Yield Fund

Class A, Class C, Class R, and Class Y

Supplement dated September 27, 2024, to the

Statement of Additional Information (“SAI”) dated May 1, 2024, as supplemented

This Supplement is intended to highlight certain changes to the SAI dated May 1, 2024, as supplemented. Please review these matters carefully.

On September 26, 2024, the Board of Trustees of the Fund (the “Board”) approved a new interim investment sub-advisory agreement (the “Interim Agreement”) between Victory Capital Management Inc. (“Victory Capital”) and Amundi Asset Management US, Inc. (“Amundi US”) in order to permit Amundi US to provide sub-advisory services to the Victory Floating Rate Fund. The Interim Agreement has substantially similar terms as the investment sub-advisory agreement between Victory Capital and Park Avenue. The Interim Agreement will continue in effect for a term not longer than 150 days from October 4, 2024.

Park Avenue Institutional Advisers LLC (“Park Avenue”) and portfolio manager Robert Simmons will no longer serve as the sub- adviser and portfolio manager to the Victory Floating Rate Fund and the Victory High Yield Fund effective as of the close of business on October 3, 2024. The members of Victory Capital’s Victory Income Investors investment franchise will continue to manage the Victory High Yield Fund.

To reflect these changes, the disclosure referencing Park Avenue Institutional Advisers LLC under the subsection The Advisory and Sub-Advisory Agreements found on pages 67-68 of the SAI is deleted in its entirety and replaced with the following:

Amundi US

Amundi US currently serves as the sub-adviser for the Victory Floating Rate Fund (the “Amundi US Sub-Advised Fund”) pursuant to the terms of an Interim Investment Sub-Advisory Agreement (the “Interim Agreement”). Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi is controlled by Credit Agricole S.A., a French credit institution. Credit Agricole S.A. holds approximately 68% of Amundi’s share capital. The remaining shares of Amundi are held by institutional and retail investors.

On July 8, 2024, Victory Capital Holdings, Inc. (“VCTR”), the parent company of the Adviser, entered into a Contribution Agreement with, among other parties, the parent company of Amundi US (the “Transaction”). Following the closing of the Transaction, Amundi US will become part of VCTR; Messrs. Sharkey and Cassidy will become employees of the Adviser; and the Interim Agreement will terminate. The Adviser will continue to serve as the Fund’s adviser uninterrupted.

The Interim Agreement will remain in effect for a term not longer than 150 days from October 4, 2024, unless sooner terminated.

With respect to its provision of sub-advisory services, Amundi US will not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations, be liable to Fund, the Trust, or to any shareholder of an Amundi US Sub- Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Amundi US Sub-Advised Fund.

For its services under the Interim Agreement, the Adviser pays Amundi US a monthly fee of 25 bps (0.25%) of the average daily net assets of the Amundi US Sub-Advised Fund.

The following disclosure replaces the Park Avenue section of the tables found on pages 75-77 under the section titled “Portfolio Manager Disclosure” of the SAI:

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of July 31, 2024:

	Registered Investment		Other Pooled			Other
	Companies		Investment Vehicles		Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	(In Millions)	Accounts	(In Millions)	Accounts	(In Millions)
Amundi US
Jonathan Sharkey	4	$6,576.4	1	$238.1	1	$395.0
Timothy J. Cassidy	0	$0	0	$0	0	$0

The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of July 31, 2024.

	Registered Investment		Other Pooled			Other
	Companies		Investment Vehicles		Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	(In Millions)	Accounts	(In Millions)	Accounts	(In Millions)
Amundi US
Jonathan Sharkey	0	$0	0	$0	0	$0
Timothy J. Cassidy	0	$0	0	$0	0	$0

Potential conflicts of interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Amundi US Sub-Advised Fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.

•A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where the Amundi US Sub-Advised Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.

•A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the Amundi US Sub-Advised Fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the Amundi US Sub-Advised Fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and broad-based securities market indexes measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, are the Morningstar LSTA US Performing Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

•Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more funds managed by Amundi US.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more funds managed by Amundi US or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio managers

As of July 31, 2024, neither Jonathan Sharkey nor Timothy J. Cassidy beneficially own any shares of the Victory Floating Rate Fund.

The following disclosure is hereby added to the Victory Income Investors section of the tables found on pages 75-77 under the section titled “Portfolio Manager Disclosure” of the SAI:

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of August 31, 2024:

	Registered Investment		Other Pooled			Other
	Companies		Investment Vehicles		Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	(In Millions)	Accounts	(In Millions)	Accounts	(In Millions)
Victory Income Investors
James F. Jackson, Jr. CFA	16	$23,262,28	3	$330.98	7	$307.73
Kurt Daum, J.D.	8	$16,729.47	0	$—	0	$—
Jason Lincoln	1	$57.21	0	$—	0	$—

The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of August 31, 2024.

	Registered Investment		Other Pooled			Other
	Companies*		Investment Vehicles*		Accounts*
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	(In Millions)	Accounts	(In Millions)	Accounts	(In Millions)
Victory Income Investors
James F. Jackson, Jr. CFA	6	$14,627.01	0	$—	0	$—
Kurt Daum, J.D.	4	$13,297.15	0	$—	0	$—
Jason Lincoln	0	$—	0	$—	0	$—

As of September 27, 2024, the portfolio managers owned equity securities of the Victory High Yield Fund in the amount indicated in the table below:

Portfolio Manager	Fund	Dollar Rage of Shares Beneficially Owned

James F. Jackson, Jr. CFA	Victory High Yield Fund	None

Kurt Daum, J.D.	Victory High Yield Fund	$10,001 - $50,000

Jason Lincoln	Victory High Yield Fund	$10,001 - $50,000

4

The reference to Park Avenue Institutional Advisers LLC under Exhibit B – Summary of Proxy Voting Policies and Procedures is hereby deleted and replaced with the following:

Amundi US

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’s policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’s fundamental concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’s clients may request copies of their proxy voting records and of Amundi US’s proxy voting policies and procedures by either sending a written request to Amundi US’s Proxy Coordinator, or clients may review Amundi US’s proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’s Form ADV (Part II), by separate notice to the client or by other means.

Applicability

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy- voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’s Chief of Staff, US Investment Management (the “Proxy Coordinator”).

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’s guidelines or where Amundi US’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’s lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share- blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’s Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group. Amendments to this policy with respect to votes to be cast on behalf of any of the Pioneer Funds also shall be presented to the Board of the Pioneer Funds for its review and advance approval.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Proxy Coordinator will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system. Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Detailed voting guidelines are found within the complete Amundi US Proxy Voting Policy.

Conflicts of interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’s interests interfere, or appear to interfere, with the interests of Amundi US’s clients. A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

■An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);

■An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);

■An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

■A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance

Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

■Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

■Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Supervision

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Related policies and procedures

Amundi US’s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

Record Keeping

The Proxy Coordinator shall ensure that Amundi US’s proxy voting service:

■Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

■Retains a record of the vote cast;

■Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

■Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

■A record memorializing the basis for each referral vote cast;

■A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;

■A copy of any recommendation or analysis furnished by the proxy voting service; and

■A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Revision Dates:

September 2009, December 2015, August 2017, February 2019, January 2021, November 2022, and January 2023

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (3863).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.